Exhibit 99.1

Applied DNA Sciences to Begin Trading Under New Ticker 'BNBX' Reflecting Digital Asset Treasury Strategy

Ticker changing from 'APDN' to 'BNBX' effective October 7, 2025

STONY BROOK, N.Y. - Applied DNA Sciences, Inc. (NASDAQ: APDN) ("Applied DNA" or the "Company"), a biotechnology company advancing a yield focused BNB digital asset treasury strategy and commercializing nucleic acid production solutions, today announced that it will change its ticker symbol on the Nasdaq Capital Market ("Nasdaq") from "APDN" to "BNBX", effective at the opening of trading on Tuesday October 7, 2025.

The ticker BNBX underscores the Company's strategic commitment to a BNB-based treasury strategy designed to optimize yield generation and token accumulation within the Binance ecosystem. The Company plans to implement a differentiated approach to treasury management, including through the integration of actively managed decentralized finance protocols and Binance ecosystem specific strategies, aimed at enhancing capital efficiency, liquidity resilience, and exposure to digital asset upside.

No action by the Company's stockholders is required with respect to the ticker symbol change. The Company's common stock will continue to be listed on Nasdaq and the CUSIP number will remain unchanged.

About Applied DNA Sciences

Applied DNA Sciences is a biotechnology company executing a yield focused BNB digital asset treasury strategy, while also commercializing proprietary nucleic acid production solutions for the biopharmaceutical and diagnostics markets.

Forward Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by the use of words such as "anticipate," "expect," "plan," "could," "may," "will," "believe," "estimate," "forecast," "goal," "project," and other words of similar meaning. Forward-looking statements are statements other than historical facts and address various matters including, without limitation, statements relating to the assets to be held by the Company, the expected future market, price and liquidity of the digital assets the Company acquires, the macro and political conditions surrounding digital assets, the Company's plan for value creation and strategic advantages, market size, market position, and growth opportunities, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, future announcements and priorities, expectations regarding management, future financial and operating condition and performance, the expected financial impacts of the proposed transactions described herein and other projections or statements of plans and objectives.

These forward-looking statements are based on current expectations, estimates, assumptions, and projections, and involve known and unknown risks, uncertainties, and other factors-many of which are beyond the Company's control-that may cause actual results, performance, or achievements to differ materially from those expressed or implied by such statements. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, failure to realize the anticipated benefits of the proposed digital asset treasury strategy; changes in business, market, financial, political and regulatory conditions; risks relating to the Company's operations and business, including the highly volatile nature of the price of BNB and other cryptocurrencies; risks related to the Company's ability to raise and deploy capital effectively; risks relating to an unproven yield generation strategy, the risk that the price of the Company's common stock may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which the Company does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks related to the unknown returns, liquidity and/or token accumulation that the Company's BNB treasury strategy will generate; risks relating to market volatility, cybersecurity and custody of digital assets, potential changes in laws or accounting standards relating to cryptocurrency, and regulatory developments affecting BNB or other digital assets; as well as those risks and uncertainties identified in the Company's filings with the Securities and Exchange Commission. The forward-looking statements in this press release speak only as of the date of this document, and the Company undertakes no obligation to update or revise any of these statements.

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View source version on businesswire.com: https://www.businesswire.com/news/home/20251006445821/en/

Investor Relations: John Ragozzino Jr., CFA BnB@icrinc.com